Exhibit 99.1

FOR IMMEDIATE RELEASE

MICROTUNE CONTACTS:

INVESTOR RELATIONS

Jeff Kupp

Microtune, Inc.

972-673-1850

investor@microtune.com

MICROTUNE REPORTS PRELIMINARY SECOND QUARTER 2005 REVENUE

Conference call to discuss second quarter 2005 results

scheduled for Thursday, July 28, 2005, at 5:00 P.M. (ET)

PLANO, TX, July 12, 2005 - Microtune®, Inc. (NASDAQ: TUNE) announced today that, after a preliminary review of its second quarter results, it expects to report net revenue of approximately $13.4 million for the second quarter ended June 30, 2005.

Microtune also announced that it expects net revenue for the third quarter of 2005 to grow by approximately 15 to 18 percent compared to net revenue for the second quarter of 2005.

EARNINGS ANNOUNCEMENT AND CONFERENCE CALL

Microtune expects to release its second quarter 2005 financial results on Thursday, July 28, 2005, at 3:00 P.M. Central Time / 4:00 P.M. Eastern Time.

Microtune is planning a conference call and webcast on Thursday, July 28, 2005, at 4:00 P.M. Central Time/5:00 P.M. Eastern Time to discuss the Company’s second quarter results and its outlook for the future.

To participate in the call, interested parties may dial 210-234-0001 (the pass code is “earnings”). Alternatively, interested parties may also listen to the conference call on the Internet by accessing the Company’s website: www.microtune.com. A replay of the conference call will be available until August 11, 2005 via the Company’s website or by dialing 203-369-1490.

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ABOUT MICROTUNE

Microtune, Inc. is a silicon and subsystems company that designs and markets radio frequency (RF)-based solutions for the worldwide broadband communications and transportation electronics markets. Inventor of the MicroTuner™ single - chip broadband tuner, Microtune offers a portfolio of advanced tuner, amplifier, upconverter and transceiver products that enable the delivery of information and entertainment across new classes of consumer electronics devices. The Company currently holds 50 U.S. patents for its technology. Founded in 1996, Microtune is headquartered in Plano, Texas, with key design and sales centers located around the world. The website is www.microtune.com.

MICROTUNE FORWARD LOOKING STATEMENTS

All statements in this press release other than statements of historical fact are forward-looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward-looking statements are generally, but not necessarily, accompanied by words such as “plan”, “if”, “estimate”, “expect”, “believe”, “could”, “would”, “anticipate”, “may”, or other words that convey uncertainty of future events or outcomes. These forward-looking statements and other statements made elsewhere in this release are made in reliance on the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ include the Company’s ability to introduce new products, achieve design wins, forecast revenue and manage inventory levels, control and budget expenses, protect its proprietary technology and intellectual property, and successfully prosecute and defend the various lawsuits, any one of which may cause the Company’s financial results to fluctuate. The forward-looking statements in this release and in the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason. Readers are referred to our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings which discuss the foregoing factors as well as other important risk factors that could affect our business, results of operations and financial condition.

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Microtune is traded on the NASDAQ Stock Exchange under the symbol TUNE.

Editor’s Note: Microtune is a registered trademark of Microtune, Inc. Copyright © 2005 Microtune, Inc. All rights reserved.